SOUTHERN COMPANY
                                CHANGE IN CONTROL
                                 SEVERANCE PLAN

                              Troutman Sanders LLP
                        Bank of America Plaza, Suite 5200
                           600 Peachtree Street, N.E.
                             Atlanta, Georgia 30308

                             Effective July 10, 2000

                                SOUTHERN COMPANY
                                CHANGE IN CONTROL
                                 SEVERANCE PLAN

                    ARTICLE 1 - PURPOSE AND ADOPTION OF PLAN

         1.1 Adoption of Plan. Southern Company Services, Inc. hereby adopts this Southern Company Change in Control Severance Plan, effective as of the date of execution hereof. This Plan was originally effective December 7, 1998; it was amended by a First Amendment also effective December 7, 1998. This amended and restated Plan is effective July 10, 2000. The Plan shall be an unfunded severance pay plan that is a welfare plan as such term is defined by the Employee Retirement Income Security Act of 1974, the benefits of which shall be paid solely from the general assets of the respective Employing Companies.

         1.2 Purpose. The Plan is primarily designed to provide benefits to certain employees of the Employing Companies, whose employment is terminated subsequent to a change in control of Southern or their respective Employing Company.

                             ARTICLE 2 - DEFINITIONS

         2.1 "Administrative Committee" shall mean the Board of Directors, plus, in the event of any act necessary to be taken in connection with the Plan relative to a particular Participant, the Chief Executive Officer of the Participant's Employing Company, if such Chief Executive Officer is not already a member of the Board of Directors.

         2.2 "Beneficial Ownership" shall mean beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

         2.3 "Board of Directors" shall mean the board of directors of the Company.

         2.4 "Business Combination" shall mean a reorganization, merger or consolidation of Southern or sale or other disposition of all or substantially all of the assets of Southern.

         2.5 "Change in Control" shall mean,

                  (a) with respect to Southern, the occurrence of any of the following:

                  (i) The Consummation of an acquisition by any Person of Beneficial Ownership of 20% or more of Southern's Voting Securities; provided, however, that for purposes of this Section 2.5(a)(i), the following acquisitions of Southern's Voting Securities shall not constitute a Change in Control:

                           (A) any acquisition directly from Southern;

                           (B) any acquisition by Southern;

                           (C) any acquisition by any employee benefit plan (or
                  related trust) sponsored or maintained by Southern or any Southern Subsidiary;

                           (D) any acquisition by a qualified pension plan or
                  publicly held mutual fund;

                           (E) any acquisition by an employee of Southern or its
                  subsidiary or affiliate or Group composed exclusively of such employees; or

                           (F) any Business Combination which would not
                  otherwise constitute a Change in Control because of the application of clauses (A), (B) and (C) of Section 2.5(a)(iii);

                  (ii) A change in the composition of the Southern Board whereby individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Southern Board; or

                  (iii) Consummation of a Business Combination, unless, following such Business Combination, all of the following three conditions are met:

                           (A) all or substantially all of the individuals and
                  entities who held Beneficial Ownership, respectively, of Southern's Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 65% or more of the combined voting power of the Voting Securities of the corporation surviving or resulting from such Business Combination, (including, without limitation, a corporation which as a result of such transaction holds Beneficial Ownership of all or substantially all of Southern's Voting Securities or all or substantially all of Southern's assets) (such surviving or resulting corporation to be referred to as "Surviving Company"), in substantially the same proportions as their ownership, immediately prior to such Business Combination, of Southern's Voting Securities;

                           (B) no Person (excluding any corporation resulting
                  from such Business Combination, any qualified pension plan, publicly held mutual fund, Group composed exclusively of Employees or employee benefit plan (or related trust) of Southern, any Southern Subsidiary or Surviving Company) holds Beneficial Ownership, directly or indirectly, of 20% or more of the combined voting power of the then outstanding Voting Securities of Surviving Company except to the extent that such ownership existed prior to the Business Combination; and

                           (C) at least a majority of the members of the board
                  of directors of Surviving Company were members of the Incumbent Board at the earlier of the date of execution of the initial agreement, or of the action of the Southern Board, providing for such Business Combination.

                  (b) with respect to an Employing Company, the occurrence of any of the following:

                  (i) Consummation of an acquisition by any Person of Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities of an Employing Company; provided, however, that for purposes of this Section 2.5(b)(i), any acquisition by an employee of Southern or its subsidiary or affiliate, or Group composed entirely of such employees, any qualified pension plan, any publicly held mutual fund or any employee benefit plan (or related trust) sponsored or maintained by Southern or any Southern Subsidiary shall not constitute a Change in Control;

                  (ii) Consummation of a reorganization, merger or consolidation of an Employing Company (an "Employing Company Business Combination"), in each case, unless, following such Employing Company Business Combination, Southern Controls the corporation surviving or resulting from such Employing Company Business Combination; or

                  (iii) Consummation of the sale or other disposition of all or substantially all of the assets of an Employing Company to an entity which Southern does not Control.

                  Notwithstanding the foregoing, in no event shall "Change in Control" mean an initial public offering or a spin-off of an Employing Company,

                  For purposes of this Section 2.5 only, SERI shall not be considered an Employing Company. 2.6 "COBRA Coverage" shall mean any continuation coverage to which a Participant or his dependents may be entitled pursuant to Code Section 4980B.

         2.7 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.8 "Company" shall mean Southern Company Services, Inc., its successors and assigns.

         2.9 "Consummation" shall mean the completion of the final act necessary to complete a transaction as a matter of law, including, but not limited to, any required approvals by the corporation's shareholders and board of directors, the transfer of legal and beneficial title to securities or assets and the final approval of the transaction by any applicable domestic or foreign governments or governmental agencies.

         2.10 "Control" shall mean, in the case of a corporation, Beneficial Ownership of more than 50% of the combined voting power of the corporation's Voting Securities, or in the case of any other entity, Beneficial Ownership of more than 50% of such entity's voting equity interests.

         2.11 "DIC Plan" shall mean the Southern Energy Resources, Inc. Deferred Incentive Compensation Plan or any successor thereto which is considered an "equitable arrangement" thereof, as such plans may be amended from time to time.

         2.12 "Effective Date" shall mean the date of execution hereof.

         2.13 "Employee" shall mean each regular full-time or regular part-time employee of an Employing Company of Grade 9 or below (or, if the Grade system is not used, below $130,000 of annual base salary rate for the twelve month period immediately preceding the Change in Control) not covered by a collective bargaining agreement between the Employing Company and a union or other employee representative. With respect to a Change in Control of SEI, SERI Participants shall be deemed to be employed by SEI for purposes of being covered under this Plan.

         2.14 "Employee Outplacement Program" shall mean the program established by the Employing Company from time to time for the purpose of assisting Participants covered by the Plan in finding employment outside of the Employing Company which provides for the following services:

                  (a)      self assessment, career decision and goal setting;

                  (b)      job market research and job sources;

                  (c)      networking and interviewing skills;

                  (d)      planning and implementation strategy;

                  (e) resume writing, job hunting methods and salary negotiation; and

                  (f)      office support and job search resources.

         2.15 "Employing Company" shall mean the Company, or any other Southern Subsidiary, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.

         2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         2.17 "Good Reason" shall mean, without an Employee's express written consent, after written notice to his Employing Company, and after a thirty (30) day opportunity for the Employee's Employing Company to cure, the continuing occurrence of any of the following events:

                  (a) Reduced Salary. A reduction of five percent (5%) or more by the Employing Company in either of the following: (i) the Employee's annual base salary rate for the twelve month period immediately preceding the Change in Control ("Base Salary") (except for a less than ten percent (10%), across-the-board Base Salary reduction similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company) or (ii) the sum of the Employee's Base Salary plus target bonus under his Employing Company's short term bonus plan (e.g., either the PPP Plan or the Southern Energy, Inc. Short Term Plan, as the case may be), as in effect immediately prior to the Change in Control (except for a less than ten percent (10%), across-the-board reduction of Base Salary plus target bonus under such short term plans similarly affecting at least ninety-five (95%) of all Employees of the Employing Company);

                  (b) Relocation. A change in an Employee's work location to a location more than fifty (50) miles from the facility where the Employee was located at the time of the Change in Control, unless such new work location is within fifty (50) miles from the Employee's principal place of residence at the time of the Change in Control. The acceptance, if any, by an Employee of employment by an Employing Company at a work location which is outside the fifty mile radius set forth in this Section 2.17(b) shall not be a waiver of the Employee's right to refuse subsequent transfer by an Employing Company to a location which is more than fifty (50) miles from the Employee's principal place of residence at the time of the Change in Control, and such subsequent unconsented transfer shall be "Good Reason" under this Agreement;

                  (c) Compensation Plans. The failure by an Employing Company to continue in effect any "compensation plan or agreement" in which an Employee participates or the elimination of the Employee's participation in any such plan (except for across-the-board plan changes or terminations similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company);

                  For purposes of this Section 2.17(c), the term "compensation plan or agreement" shall mean any written arrangement executed by an authorized officer of the Employing Company which provides for periodic, non-discretionary compensatory payments to Employees in the nature of bonuses.

                  (d) Benefits and Perquisites. The taking of any action by the Employing Company that would directly or indirectly materially reduce the benefits enjoyed by an Employee under the Employing Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Employee was participating immediately prior to the Change in Control, or the failure by the Employing Company to provide an Employee with the number of paid vacation days to which the Employee is entitled on the basis of years of service with the Employing Company in accordance with the Employing Company's normal vacation policy in effect immediately prior to the Change in Control (except for across-the-board plan or vacation policy changes or plan terminations similarly affecting at least ninety-five percent (95%) of all Employees of the Employing Company).
         2.18 "Group" shall have the meaning set forth in Section 14(d) of the Exchange Act. 2.19 "Group Health Plan" shall mean the group health plan covering the Participant, as such plan may be amended from time to time.

         2.20 "Group Life Insurance Plan" shall mean the group life insurance program covering the Participant, as such plan may be amended from time to time.

         2.21 "Incumbent Board" shall mean those individuals who constitute the Southern Board as of October 19, 1998, plus any individual who shall become a director subsequent to such date whose election or nomination for election by Southern's shareholders was approved by a vote of at least 75% of the directors then comprising the Incumbent Board. Notwithstanding the foregoing, no individual who shall become a director of the Southern Board subsequent to the Effective Date whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Regulations promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Southern Board shall be a member of the Incumbent Board.

         2.22 "Month of Service" shall mean any calendar month during which a Participant has worked at least one (1) hour or was on approved leave of absence while in the employ of an Employing Company or any other Southern Subsidiary.

         2.23 "Participant" shall mean an Employee who meets the eligibility requirements of Section 3.1 of this Plan.

         2.24 "Pension Plan" shall mean The Southern Company Pension Plan or any successor thereto, as such plans may be amended from time to time.

         2.25 "Performance Dividend Plan" or "PDP Plan" shall mean the Southern Company Performance Dividend Plan or any successor thereto which is considered an "equitable arrangement" under Section 1.25 thereof, as such plans may be amended from time to time.

         2.26 "Performance Pay Plan" or "PPP Plan" shall mean the Southern Company Performance Pay Plan or any successor thereto which is considered an "equitable arrangement" under Section 1.31 thereof, as such plans may be amended from time to time.

         2.27 "Performance Stock Plan" shall mean the Southern Company Performance Stock Plan or any successor thereto which is considered an "equitable arrangement" under Section 1.33 thereof, as such plans may be amended from time to time.

         2.28 "Person" shall mean any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of Exchange Act.

         2.29 "Plan" shall mean the Southern Company Change in Control Severance Plan.

         2.30 "Short Term Plan" shall mean the Southern Energy Resources, Inc. Short Term Plan, as amended from time to time.

         2.31 "SEI" shall mean Southern Energy, Inc., its successors and assigns.

         2.32 "SERI" shall mean Southern Energy Resources, Inc., its successors and assigns.

         2.33 "SERI Participant" shall mean a Participant who is employed by SERI.

         2.34 "Southern" shall mean The Southern Company, its successors and assigns.

         2.35 "Southern Board" shall mean the board of directors of Southern.

         2.36 "Southern Subsidiary" shall mean any corporation or other entity which Southern Controls.

         2.37 "Straight Time Pay" shall mean a Participant's highest base salary during the calendar year in which his Termination Date occurs, plus the average of the most recent three years' commission pay (if employed less than three years, the average of the period of employment). Base salary shall include "add ons" such as monthly shift differential, monthly premium pay, etc., but shall not include overtime pay. For Participants who were part-time Employees "Straight Time Pay" shall mean the actual average salary, plus the average of the most recent three years' commission pay (if employed less than three years, the average of the period of employment), paid during the calendar year in which the Participant's Termination Date occurs.

         2.38 "Support Employee" shall mean an Employee of the Company (which shall continue to be such Employee's Employing Company for purposes of this
Plan) who:

                  (a) Is involuntarily terminated without Cause within one year of the Change in Control of an Employing Company (other than the Company) and either (i) spent at least 40% of his working time performing services for such Employing Company at the time of the Change in Control and for the six months prior thereto, or (ii) is determined by the Administrative Committee to be involuntarily terminated without Cause as a result of such Change in Control; or

                  (b) Voluntarily terminates with Good Reason within one year of the Change in Control of an Employing Company (other than the Company) and spent at least 40% of his working time performing services for such Employing Company at the time of the Change in Control and for the six months prior thereto.

         2.39 "Termination for Cause" or "Cause" shall mean an Employee's termination of employment with his Employing Company upon the occurrence of any of the following:

                  (a) The willful and continued failure by the Employee to substantially perform his duties with his Employing Company (other than any such failure resulting from the Employee's Total Disability or from the Employee's retirement or any such actual or anticipated failure resulting from termination by the Employee for Good Reason) after a written demand for substantial performance is delivered to him by the Employee's responsible corporate officer, which demand specifically identifies the manner in which such corporate officer believes the Employee has not substantially performed his duties; or

                  (b) The willful engaging by the Employee in conduct that is demonstrably and materially injurious to his Employing Company, monetarily or otherwise, including but not limited to any of the following:

                           (i) any willful act involving fraud or dishonesty in
                  the course of an Employee's employment by his Employing
                  Company;

                           (ii) the willful carrying out of any activity or the
                  making of any statement by an Employee which would materially prejudice or impair the good name and standing of his Employing Company, Southern or any other Southern Subsidiary or would bring his Employing Company, Southern or any other Southern Subsidiary into contempt, ridicule or would reasonably shock or offend any community in which his Employing Company, Southern or such other Southern Subsidiary is located;

                           (iii) attendance by an Employee at work in a state of
                  intoxication or otherwise being found in possession at his workplace of any prohibited drug or substance, possession of which would amount to a criminal offense;

                           (iv) violation of his Employing Company's policies on
                  drug and alcohol usage, fitness for duty requirements or similar policies as may exist from time to time as adopted by the Employing Company's safety officer;

                           (v) assault or other act of violence by an Employee
                  against any person during the course of employment; or

                           (vi) an Employee's indictment for any felony or any
                  misdemeanor involving moral turpitude. No act or failure to act by an Employee shall be deemed "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that his action or omission was in the best interest of his Employing Company.

         Notwithstanding the foregoing, an Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of the majority of the Administrative Committee at a meeting called and held for such purpose (after reasonable notice to the Employee and an opportunity for him, together with counsel, to be heard before the Administrative Committee), finding that, in the good faith opinion of the Administrative Committee, the Employee was guilty of conduct set forth in Section 2.39(a) or (b) hereof and specifying the particulars thereof in detail.

         2.40 "Termination Date" shall mean the date on which a Participant is separated from his Employing Company's regular payroll; provided, however, that solely for purposes of Section 3.2(c) hereof, the Termination Date of Participants who are deemed to be retired pursuant to the provisions of Section
3.3 hereof, shall be the effective date of their retirement pursuant to the terms of the Pension Plan.

         2.41 "Total Disability" shall mean total disability under the terms of the Pension Plan.

         2.42 "Value Creation Plan" shall mean the Southern Energy Resources, Inc. Value Creation Plan or any replacement thereto which is considered an "equitable arrangement" under Section 1.30 thereof, as such plans may be amended from time to time.

         2.43 "Voting Securities" shall mean the outstanding voting securities of a corporation entitling the holder thereof to vote generally in the election of such corporation's directors.

         2.44 "Waiver and Release" shall mean the Waiver and Release attached hereto as Exhibit A.

         2.45 "Year of Service" shall mean an Employee's Months of Service divided by twelve (12) rounded to the nearest whole year, rounding up if the remaining number of months is seven (7) or greater and rounding down if the remaining number of months is less than seven (7). If an Employee has a break in his service with his Employing Company, he will receive credit under this Plan for the service prior to the break in service only if the break in service was less than five years and his service prior to the break exceeds the length of the break in service.

                         ARTICLE 3 - SEVERANCE BENEFITS

         3.1 Eligibility.

                  (a) Employees. Except as otherwise provided herein, any Employee whose employment is involuntarily terminated by his Employing Company at any time during the two year period following a Change in Control of Southern or his Employing Company for reasons other than Cause or who shall voluntarily terminate his employment with his Employing Company for Good Reason at any time during the two year period following a Change in Control of Southern or his Employing Company shall be entitled to participate in this Plan and receive the benefits described in Section 3.2 hereof, subject to the terms and conditions described in this Article 3.

                  (b) Support Employees. A Support Employee shall be entitled to participate in this Plan and receive the benefits described in Section
         3.2 hereof, subject to the terms and conditions described in this
         Article 3.

                  (c) Limits on Eligibility. Notwithstanding anything to the contrary herein, an Employee or Support Employee shall not be eligible to receive benefits under this Plan if the Employee or Support
         Employee:

                           (i) is not actively at work on his Termination Date,
                  unless such Employee or Support Employee is capable of returning to work within twelve (12) weeks of the beginning of any leave of absence from work;

                           (ii) voluntarily terminates his employment with his
                  Employing Company for other than Good Reason;

                           (iii) is terminated by his Employing Company for
                  Cause;

                           (iv) accepts the transfer of his employment to
                  Southern, any Southern Subsidiary or any employer that acquires all or substantially all of the assets of Southern, a Southern Subsidiary or his Employing Company;

                           (v) refuses an offer of continued employment with his
                  Employing Company, Southern or a Southern Subsidiary, or any employer that acquires all or substantially all of the assets of Southern, a Southern Subsidiary or his Employing Company, under circumstances where such refusal would not amount to Good Reason for voluntary termination of employment and such employer agrees to adopt this Plan as it applies to such Participant; or

                           (vi) elects to receive the benefits of any other
                  voluntary or involuntary severance, separation or outplacement program, plan or agreement maintained by his Employing Company in lieu of benefits under this Plan; provided however, that the receipt of benefits under any retention plan or agreement shall not be deemed to be the receipt of benefits under any severance, separation or outplacement program for purposes of this Plan.

         3.2 Benefits. Upon the Employing Company's receipt of an effective Waiver and Release, Participants shall be entitled to receive the following benefits:

                  (a) Employee Outplacement Services. Each Participant shall be eligible to participate in the Employee Outplacement Program, which program shall not be less than six (6) months duration measured from the Participant's Termination Date.

                  (b) Severance Benefit. Each Participant shall be paid a cash amount equal to the sum of the following amounts:

                           (i) eight (8) weeks' Straight Time Pay,

                           (ii) one (1) week's Straight Time Pay for each of the
                  Participant's first five (5) Years of Service;

                           (iii) two (2) weeks' Straight Time Pay for each of
                  the Participant's sixth (6th) through tenth (10th) Years of Service;

                           (iv) three (3) weeks' Straight Time Pay for each of
                  the Participant's eleventh (11th) through fifteenth (15th) Years of Service;

                           (v) five (5) weeks' Straight Time Pay for each of the
                  Participant's sixteenth (16th) through twentieth (20th) Years of Service; and

                           (vi) six (6) weeks' Straight Time Pay for each of the
                  Participant's Years of Service in excess of twenty (20) Years of Service.

                  (c)      Welfare Benefit.

                           (i) Except as provided in Section 3.3 hereof, each
                  Participant shall be eligible to participate in the Employing Company's Group Health Plan for a period of six (6) months for each of the Participant's Years of Service, not to exceed a period of five (5) years, beginning on the first day of the first month following the Participant's Termination Date unless otherwise specifically provided under such plan, upon the Participant's payment of both the Employing Company's and the Participant's premium under such plan. A Participant who receives this extended medical coverage shall also be entitled to elect coverage under the Group Health Plan for his dependents who are participating in the Group Health Plan on the Participant's Termination Date (and for such other dependents as may be entitled to coverage under the provisions of the Health Insurance Portability and Accountability Act of
                  1996) for the duration of the Participant's extended medical coverage under this Section 3.2(c) to the extent such dependents remain eligible for dependent coverage under the terms of the Group Health Plan.

                           (ii) The extended medical coverage afforded to a
                  Participant pursuant to this Section 3.2(c) as well as the premiums to be paid by the Participant in connection with such coverage shall be determined in accordance with the terms of the Group Health Plan and shall be subject to any changes in the terms and conditions of the Group Health Plan as well as any future increases in premiums under the Group Health Plan. The premiums to be paid by the Participant in connection with this extended coverage shall be due on the first day of each month; provided, however, that if a Participant fails to pay his premium within thirty (30) days of its due date, such Participant's extended coverage shall be terminated.

                           (iii) Any Group Health Plan coverage provided under
                  this Section 3.2(c) shall be a part of and not in addition to any COBRA Coverage which a Participant or his dependent may elect. In the event that a Participant or his dependent becomes eligible to be covered, by virtue of re-employment or otherwise, by any employer-sponsored group health plan or is eligible for coverage under any government-sponsored health plan during the above period, coverage under the Employing Company's Group Health Plan available to the Participant or his dependent by virtue of the provisions of this Article 3 shall terminate, except as may otherwise be required by law, and shall not be renewed. It shall be the duty of a Participant to inform the Employing Company of his eligibility to participate in any such health plan.

                           (iv) Except as otherwise provided in Section 3.3
                  hereof, regardless of whether a Participant elects the extended coverage described in Section 3.2(c) hereof, the Employing Company shall pay to each Participant a cash amount equal to the Employing Company's and the Participant's cost of premiums for coverage under the Group Health Plan and Group Life Insurance Plan, if the Participant was participating in such plans on his Termination Date, for a period equal to the total number of weeks of pay the Participant receives as a severance benefit under Section 3.2(b) hereof.

                  (d) Stock Option Vesting. The provisions of this Section 3.2(d) shall apply to any Participant who, as of the date of the Change in Control, was a participant in the Performance Stock Plan, the defined terms of which are incorporated in this Section 3.2(d) by reference.

                           (i) Any of the Participant's Options and Stock
                  Appreciation Rights outstanding as of the Termination Date which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Participant holding a Stock Appreciation Right who is subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable at such time if such actions would result in liability to the Participant under
                  Section 16(b) of the Exchange Act, provided further, that any such actions not taken as a result of the rules under Section 16(b) of the Exchange Act shall be effected as of the first date that such activity would no longer result in liability under Section 16(b) of the Exchange Act.

                           (ii) The restrictions and deferral limitations
                  applicable to any of the Participant's Restricted Stock as of the Termination Date shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

                           (iii) The restrictions and deferral limitations and
                  other conditions applicable to any other Awards held by the Participant under the Performance Stock Plan as of the Termination Date shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant. (e) Performance Pay Plan. The provisions of this Section 3.2(e) shall apply to any Participant who, as of the date of the Change in Control, was a participant in the Performance Pay Plan, the defined terms of which are incorporated in this Section 3.2(e) by reference. Provided the Participant is not entitled to benefits under Article IV of the PPP Plan, if the PPP Plan is in place through the Participant's Termination Date and to the extent the Participant is entitled to participate therein, the Participant shall be entitled to receive cash in an amount equal to a prorated payout of his Incentive Pay Award under the PPP Plan for the Performance Period in which the Termination Date shall have occurred, at target performance under the PPP Plan and prorated by the number of months which have passed since the beginning of the Performance Period until the Termination Date.

                  (f) Performance Dividend Plan. The provisions of this Section 3.2(f) shall apply to any Participant who, as of the date of the Change in Control, was a participant in the Performance Dividend Plan, the defined terms of which are incorporated in this Section 3.2(f) by reference. Provided the Participant is not entitled to benefits under
         Article V of the Performance Dividend Plan, if the Performance Dividend Plan is in place through the Participant's Termination Date and to the extent the Participant is entitled to participate therein, the Participant shall be entitled to receive cash for each Award held as of such date based on a Payout Percentage of 50% under Section 4.1 of the Performance Dividend Plan for the Performance Period in which the Termination Date shall have occurred, and the Annual Dividend declared prior to the Termination Date.

                  (g) Value Creation Plan. The provisions of this Section 3.2(g) shall apply to any Participant who, as of the date of the Change in Control, was a participant in the Value Creation Plan, the defined terms of which are incorporated in this Section 3.2(g) by reference. Any of the Participant's Appreciation Rights or Indexed Rights outstanding as of the Termination Date which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant. Notwithstanding anything in the Value Creation Plan to the contrary, Share Value with respect to any Appreciation Rights or Indexed Rights held by the Participant following his Termination Date shall be no less than the Share Value as of the date of the Change in Control of Southern or his Employing Company, as the case may be.

                  (h) Short Term Plan. The provisions of this Section 3.2(h) shall apply to any Participant who, as of the date of the Change in Control was a Participant in the Short Term Plan, the defined terms of which are incorporated in this Section 3.2(h) by reference. Provided the Participant is not entitled to benefits under Article V of the Short Term Plan, if the Short Term Plan is in place through the Participant's Termination Date and to the extent the Participant is entitled to participate therein, the Participant shall be entitled to receive cash in an amount equal to his Award under the Short Term Plan for the Performance Period in which the Termination Date shall have occurred, at Total Target for the Participant's Job Category and prorated by the number of months which have passed since the beginning of the Performance Period until the Termination Date.

                  (i) Other Short Term Incentive Plans. The provisions of this
         Section 3.2(i) shall apply to any Participant who, as of the date of the Change in Control is a participant in any other "short term incentive compensation plan" not otherwise previously referred to in this Section 3.2. Provided the Participant is not otherwise entitled to a plan payout under any change in control provisions of such plans, if the "short term incentive compensation plan" is in place through the Participant's Termination Date and to the extent the Participant is entitled to participate therein, the Participant shall be entitled to receive cash in an amount equal to his award under his respective Employing Company's "short term incentive compensation plan" for the annual performance period in which the Termination Date shall have occurred, at the Participant's target performance level and prorated by the number of months which have passed since the beginning of the annual performance period until the Termination Date. For purposes of this Section 3.2(i), the term "short term incentive compensation plan" shall mean any incentive compensation plan or arrangement adopted in writing by an Employing Company which provides for annual, recurring compensatory bonuses to participants based upon articulated performance criteria, and which have been identified by the Board of Directors and listed on Exhibit B hereto which may be amended from time to time to reflect plan additions, terminations and amendments.

                  (j) DIC Plan. The provisions of this Section 3.2(j) shall apply to any Participant who, as of the date of the Change in Control, was a participant in the DIC Plan, the defined terms of which are incorporated into this Section 3.2(j) by reference. Provided a Participant is not entitled to benefits under Article V of the DIC Plan, if the DIC Plan is in place through Participant's Termination Date and to the extent that Participant is entitled to participate therein, any of the Participant's Awards as of the Termination Date which are not then vested shall become fully vested and Participant shall be entitled to receive cash in the amount equal to Participant's Account as of his Termination Date. Notwithstanding anything in the DIC Plan to the contrary, the investment return on the Awards determined in accordance with Section 3.1 of the DIC Plan for any Plan Year following a Change in Control of Southern or its Employing Company shall be no less than the investment return determined in accordance with Section
         3.1 of the DIC Plan as of the date of such Change in Control with respect to those Accounts which are outstanding as of the date of such Change in Control. 3.3 Coordination with Retiree Medical and Life Insurance Coverage. Notwithstanding anything to the contrary above, any Participant who is otherwise eligible to retire pursuant to the terms of the Pension Plan, shall be deemed to have retired for purposes of all employee benefit plans sponsored by the Employing Company of which the Participant is a participant. A Participant who is deemed to have retired in accordance with the preceding sentence shall not be eligible to receive the benefits described in Section 3.2(c) hereof if, upon his Termination Date, such Participant becomes eligible to receive the retiree medical and life insurance coverage provided to certain retirees pursuant to the terms of the Pension Plan, the Group Health Plan and the Group Life Insurance Plan.

         3.4 Maximum Benefit. Notwithstanding anything to the contrary above, with respect to each Participant, the maximum benefit payable under this Article 3 shall be an amount equal to two (2) times such Participant's "annual compensation" as defined in Department of Labor Regulation Section 2510.3-2(b), which, for purposes of this Plan shall be no less than Straight Time Pay plus thirty percent (30%). When necessary, the Administrative Committee shall reduce the severance benefits described in Section 3.2(b) and 3.2(c)(iv) hereof to comply with this Section 3.4.

         3.5 Payment of Benefits. The total amount payable under this Article 3 shall be paid to a Participant in one (1) lump sum payment within two (2) payroll periods of the later of the following to occur: (a) the Participant's Termination Date, or (b) the tender to the Employing Company by the Participant of an effective Waiver and Release (in the form of Exhibit A attached hereto) and the expiration of any applicable revocation period for such waiver. In the event of a dispute with respect to liability or amount of any benefit due hereunder, an effective Waiver and Release shall be tendered at the time of final resolution of any such dispute when payment is tendered by the Employing Company.

         3.6 Benefits in the Event of Death. In the event of the Participant's death prior to the payment of all benefits due under this Article 3, the Participant's estate shall be entitled to receive as due any amounts not yet paid under this Article 3 upon the tender by the executor or administrator of the estate of an effective Waiver and Release.

         3.7 Legal Fees. In the event of a dispute between a Participant and his Employing Company with regard to any amounts due hereunder, if any material issue in such dispute is finally resolved in the Participant's favor, his Employing Company shall reimburse the Participant's legal fees incurred with respect to all issues in such dispute in an amount not to exceed fifteen thousand dollars ($15,000).

         3.8 No Mitigation. A Participant who receives benefits under Section
3.2 of this Plan shall have no duty or obligation to seek other employment following his Termination Date and, except as otherwise provided in Subsection 3.1(d) hereof, the amounts due a Participant hereunder shall not be reduced or suspended if such Participant accepts such subsequent employment.

         3.9 Non-qualified Retirement and Deferred Compensation Plans. Subsequent to a Change in Control, any claims by a Participant for benefits under any of the Company's non-qualified retirement or deferred compensation plans shall be resolved through binding arbitration in accordance with the procedures and provisions set forth in Article 5 hereof and if any material issue in such dispute is finally resolved in the Participant's favor, the Company shall reimburse the Participant's legal fees in the manner provided in
Section 3.7 hereof.

         3.10 Guarantee of SEI. Effective May 10, 2000, if SERI fails or refuses to make payments under the Plan, SERI Participants may have the right to obtain payment by SEI pursuant to the terms of the "Guarantee Agreement Concerning Southern Energy Resources, Inc. Compensation and Benefit Arrangements" entered into by SEI and SERI. A SERI Participant's right to payment is not increased as a result of this Guarantee. SERI Participants have the same right to payment from SEI as they have from SERI. Any demand to enforce this Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount SERI has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during SEI's normal business hours, or at the beginning of the next business day after receipt, if not received during SEI's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.

                           ARTICLE 4 - ADMINISTRATION

         4.1 Administrative Committee. The Administrative Committee shall be responsible for the general administration of the Plan and shall be a "named fiduciary" under Section 402 of the Employee Retirement Income Security Act of 1974, as amended.

         4.2 Duties of the Administrative Committee.

                  (a) The Administrative Committee shall be responsible for the daily administration of the Plan and may appoint other persons or entities to perform or assist in the performance of any of its fiduciary duties, subject to its review and approval. The Administrative Committee shall have the right to remove any such appointee from his position without cause upon notice. Any person, group of persons, or entity may serve in more than one fiduciary capacity.

                  (b) The Administrative Committee shall maintain permanent records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers, and other transactions concerning the Plan. Such accounts, books, and records relating thereto shall be open at all reasonable times to inspection and audit by the Company and any persons designated thereby.

                  (c) The Administrative Committee shall take all steps necessary to ensure that the Plan complies with the law at all times, including the preparation and filing of all documents and forms required by any governmental agency; maintenance of adequate Participant records; recording and transmission of all notices required to be given to Participants and their beneficiaries; receipt and dissemination, if required, of all reports and information received from the Employing Companies; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Administrative Committee shall keep a record of all of its proceedings and acts, and shall keep all such books of accounts, records, and other data as may be necessary for proper administration of the Plan. The Administrative Committee shall notify the Employing Companies upon their request of any action taken by it, and when required, shall notify any other interested person or persons.

         4.3 Powers. The Administrative Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan as more particularly set forth herein. The Administrative Committee shall have the discretionary authority to interpret the Plan (including any ambiguities herein) and to determine all questions arising in the administration, interpretation, and application of the Plan. The Administrative Committee shall adopt such procedures and regulations necessary or desirable for the discharge of its duties hereunder and may appoint such accountants, counsel, actuaries, specialists, and other agents as it deems necessary or desirable in connection with the administration of this Plan. The Administrative Committee shall be the legal appointed agent for the service of process.

         4.4 Compensation of the Administrative Committee. The Administrative Committee shall not receive any compensation from the Plan for its services.

         4.5 Payment of Expenses. The Administrative Committee shall be reimbursed by the Employing Companies for its reasonable expenses incurred in the discharge of its duties. Such expenses shall include any expenses incident to its duties, including, but not limited to, fees of accountants, counsel, actuaries, and other specialists, and other costs of administering the Plan.

         4.6 Indemnification. Each Employing Company shall indemnify the Administrative Committee against any and all claims, losses, damages, expenses, and liability arising from its actions or omissions, except when the same is finally adjudicated to be the result of gross negligence or willful misconduct. The Employing Companies may purchase at their own expense sufficient liability insurance for the Administrative Committee to cover any and all claims, losses, damages, and expenses arising from any action or omission in connection with the execution of the duties as the Administrative Committee.

                             ARTICLE 5 - ARBITRATION

         5.1 General. Any dispute, controversy or claim arising out of or relating to the Company's obligations to pay severance benefits under this Plan, or the breach thereof, shall be settled and resolved solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") except as otherwise provided herein. The arbitration shall be the sole and exclusive forum for resolution of any such claim for severance benefits and the arbitrators' award shall be final and binding. The provisions of this Article 5 are not intended to apply to any other disputes, claims or controversies arising out of or relating to a Participant's employment by an Employing Company or the termination thereof.

         5.2 Demand for Arbitration. Arbitration shall be initiated by serving a written notice of demand for arbitration to the Participant, in the case of an Employing Company, or to the Administrative Committee, in the case of a Participant.

         5.3 Law and Venue. The arbitrators shall apply the laws of the State of Georgia, except to the extent pre-empted by federal law, excluding any law which would require the use of the law of another state. The arbitration shall be held in Atlanta, Georgia.

         5.4 Appointment of Arbitrators. Arbitrators shall be appointed within fifteen (15) business days following service of the demand for arbitration. The number of arbitrators shall be three. One arbitrator shall be appointed by the Participant, one arbitrator shall be appointed by the Employing Company, and the two arbitrators shall appoint a third. If the arbitrators cannot agree on a third arbitrator within thirty (30) business days after the service of demand for arbitration, the third arbitrator shall be selected by the AAA.

         5.5 Costs. The arbitration filing fee shall be paid by the Participant. All other costs of arbitration shall be borne equally by the Participant and his Employing Company, provided, however, that such Employing Company shall reimburse such fees and costs in the event any material issue in such dispute is finally resolved in the Participant's favor and the Participant is reimbursed legal fees under Section 3.7 hereof.

         5.6 Interim and Injunctive Relief. Nothing in this Article 5 is intended to preclude, upon application of either party, any court having jurisdiction from issuing and enforcing in any lawful manner such temporary restraining orders, preliminary injunctions, and other interim measures of relief as may be necessary to prevent harm to either party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Article 5 and nothing herein is intended to prevent any court from entering and enforcing in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Article 5.

                            ARTICLE 6 - MISCELLANEOUS

         6.1 Funding of Benefits. Unless the Board of Directors in its discretion determines otherwise, the benefits payable to a Participant under the Plan shall not be funded in any manner and shall be paid by the Employing Companies out of their general assets, which assets are subject to the claims of the Employing Companies' creditors.

         6.2 Withholding. There shall be deducted from the payment of any benefit due under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by the Employing Companies to such governmental authority for the account of the Participant entitled to such payment.

         6.3 Assignment. No Participant or beneficiary shall have any rights to sell, assign, transfer, encumber, or otherwise convey the right to receive the payment of any benefit due hereunder, which payment and the rights thereto are expressly declared to be nonassignable and nontransferable. Any attempt to do so shall be null and void and of no effect.

         6.4 Amendment and Termination. The Plan may be amended or terminated at any time by the Board of Directors, provided, however, the Plan may not be amended in any material of respect or terminated within the two (2) year period following a Change in Control nor shall any amendment or termination impair the rights of any Participant which have accrued hereunder prior to any such amendment or termination.

         6.5 Pooling Accounting. Notwithstanding anything to the contrary herein, if, but for any provision of this Plan, a Change in Control transaction would otherwise be accounted for as a pooling-of-interests under APB No.16 ("Pooling Accounting") (after giving effect to any and all other facts and circumstances affecting whether such Change in Control transaction would use Pooling Accounting), such provision or provisions of this Plan which would otherwise cause the Change in Control transaction to be ineligible for Pooling Accounting shall be void and ineffective in such a manner and to the extent that by eliminating such provision or provisions of this Plan, Pooling Accounting would be required for such Change in Control transaction.

         IN WITNESS WHEREOF, this Southern Company Change in Control Severance Plan has been executed by the Company through its duly authorized officers, this ____ day of ___________, 2000, to be effective as provided herein.

                                SOUTHERN COMPANY SERVICES, INC.


                                By:
                                   ---------------------------------------

                                    Exhibit A

                                SOUTHERN COMPANY

                                CHANGE IN CONTROL

                                 SEVERANCE PLAN

                               Waiver and Release

         I understand that I am entitled to receive the severance benefits described in Article 3 of the Southern Company Change in Control Severance Plan (the "Plan") if I execute this Waiver and Release ("Waiver"). I understand that the benefits I have elected to receive under the Plan are in excess of those I would have received from ____________________ (the "Company") if I had not elected to participate in the Plan and sign this Waiver.

         I recognize that I may have a claim against the Company under the Civil Rights Act of 1964 and 1991, the Age Discrimination in Employment Act, the Rehabilitation Act of 1973, the Energy Reorganization Act of 1974, as amended, the Americans with Disabilities Act or other federal, state and local laws.

         In exchange for the benefits I elect to receive, I hereby irrevocably waive and release all claims, of any kind whatsoever, whether known or unknown in connection with any claim which I ever had, may have, or now have against The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Communication Services, Inc., Southern Company Services, Inc., Southern Energy Resources, Inc., Southern Company Energy Solutions, Inc., Southern Nuclear Operating Company, Inc., Southern Energy, Inc. and other direct or indirect subsidiaries of The Southern Company and their past, present and future officers, directors, employees, agents and attorneys. Nothing in this Waiver shall be construed to release claims or causes of action under the Age Discrimination in Employment Act or the Energy Reorganization Act of 1974, as amended, which arise out of events occurring after the execution date of this Waiver.

         In further exchange for the benefits I elect to receive, I understand and agree that I will respect the proprietary and confidential nature of any information I have obtained in the course of my service with the Company or any subsidiary or affiliate of The Southern Company. I understand and agree that I am obligated to keep confidential and not disclose the terms of this Waiver, including, but not limited to, the benefits under this Plan, except to my attorneys, financial advisors, or except where such disclosure is required by law. However, nothing in this Waiver shall prohibit me from engaging in protected activities under applicable law or from communicating, either voluntary or otherwise, with any governmental agency concerning any potential violation of the law.

         In signing this Waiver, I am not releasing claims to any vested or accrued benefits that I have under any workers' compensation laws or any retirement plan or welfare benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, which is sponsored by or adopted by the Company and/or any of its direct or indirect subsidiaries; however, I understand and acknowledge that nothing herein is intended to or shall be construed to require the Company to institute or continue in effect any particular plan or benefit sponsored by the Company and the Company hereby reserves the right to amend or terminate any of its benefit programs at any time in accordance with the procedures set forth in such plans.

         In signing this Waiver, I realize that I am waiving and releasing, among other things, any claims to benefits under any and all bonus, severance, workforce reduction, early retirement, outplacement, or any other similar type plan sponsored by the Company except for programs specifically designed for participants in the Plan.

         I have been encouraged and advised in writing to seek advice from anyone of my choosing regarding this Waiver, including my attorney, and my accountant or tax advisor. Prior to signing this Waiver, I have been given the opportunity and sufficient time to seek such advice, and I fully understand the meaning and contents of this Waiver.

         I understand that I may take up to forty-five (45) calendar days to consider whether or not I desire to enter this Waiver. I was not coerced, threatened or otherwise forced to sign this Waiver. I have made my choice to sign this Waiver voluntarily and of my own free will.

         I understand that I may revoke this Waiver at any time during the seven
(7) calendar day period after I sign and deliver this Waiver to the Company. If I revoke this Waiver, I must do so in writing delivered to the Company. I understand that this Waiver is not effective until the expiration of this seven
(7) calendar day revocation period. I understand that upon the expiration of such seven (7) calendar day revocation period this entire Waiver will be binding upon me and will be irrevocable.

         I understand that by signing this Waiver I am giving up rights I may have.

         IN WITNESS WHEREOF, the undersigned hereby executes this Waiver this _____ day of ________________, in the year ___.


                    Employee's signature


                    Employee's printed name

         Acknowledged and Accepted by the Administrative Committee of the Southern Company Change in Control Severance Plan.

By:
         -----------------------------------
Date:
         -----------------------------------

                             Attachment to Exhibit A

TO: All Eligible Employees under the Southern Company Change in Control Severance Plan

FROM:    _____________________

RE:      ADEA Information Notice

DATE:    _____________________


         A severance plan known as the Southern Company Change in Control Severance Plan ("Plan") has been approved and established by The Southern Company, its affiliates and its direct and indirect subsidiaries (collectively the "Company"). You are eligible to participate in the Plan subject to the terms of the Plan. In accordance with the Age Discrimination in Employment Act ("ADEA"), the Company is providing you the following information pertaining to eligibility and participation in the Plan.

o The purpose of the Plan is to provide benefits to certain employees of The Southern Company and certain subsidiaries of The Southern Company ("Employing Companies") whose employment is terminated subsequent to a change in control of The Southern Company or their respective Employing Company. A full description of the benefits under the Plan as well as any restrictions or limitations that may be applicable can be found in the Summary Plan Description you have been given.

o Each active regular employee of an Employing Company of Grade 9 or below (or, if the Grade System is not used, below $130,000 of annual base salary rate for the 12 month period immediately preceding the change in control) not covered by a collective bargaining agreement is generally eligible to participate in the Plan if during the two year period following a change in control:
              (i) his employment is involuntarily terminated for reasons other than cause, or (ii) he voluntarily terminates his employment for good reason.

o All eligible employees may elect to receive severance benefits under the Plan by signing an Election Form and Waiver Agreement no later than 45 calendar days from the date it is received. The Agreement will remain revocable by you for a seven day period after you sign it.

o Attached is a list sorted by job title and age of each employee eligible to participate in the Plan as well as a list of the ages of all employees in the same job classification who are not eligible to participate in the Plan.

         In furtherance of you making an informed decision, the Company urges you to seek a financial advisor, legal counsel and a qualified tax advisor to assist you in fully understanding your rights and benefits under the plan and the Election Form and Waiver Agreement that you will be required to sign to receive severance benefits under the Plan.

         If you have any questions or need additional information, please call me at _______________.

Sincerely,

----------------------
[Name]
----------------------
[Title]



                             ADEA INFORMATION NOTICE

------------------------------------------------------------ ---------------------------------------------------------
                 Job Title, Classification                                            Age of
             or Category of Eligible Employees                                  Eligible Employees

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
[List  job   classification,   title  or  category  of  all  [List corresponding age of each eligible employee]
eligible employees]
------------------------------------------------------------ ---------------------------------------------------------



------------------------------------------------------------ ---------------------------------------------------------
                 Job Title, Classification                                            Age of
            or Category of Ineligible Employees                                Ineligible Employees

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
[List  job   classification,   title  or  category  of  all  [List corresponding age of each ineligible employee]
ineligible employees]
------------------------------------------------------------ ---------------------------------------------------------


                                    Exhibit B

                                SOUTHERN COMPANY

                                CHANGE IN CONTROL

                                 SEVERANCE PLAN

                     Short Term Incentive Compensation Plans